Aviat Networks Investor Presentation Fiscal Q1 2026 November 18, 2025

The information contained in this Presentation includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including Aviat's beliefs and expectations regarding outlook, business conditions, new product solutions, customer positioning, future orders, bookings, new contracts, cost structure, profitability in fiscal 2026, its recent acquisitions and acquisition strategy, process improvements, measures designed to improve internal controls, its ability to maintain effective internal control over financial reporting and management systems and remediate material weaknesses, plans and objectives of management, realignment plans and review of strategic alternatives and expectations regarding future revenue, gross margin, Adjusted EBITDA, operating income or earnings or loss per share. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: the disruption the 4RF and NEC transactions may cause to customers, vendors, business partners and our ongoing business; our ability to integrate the operations of the acquired 4RF and NEC businesses with our existing operations and fully realize the expected synergies of the 4RF and NEC transactions on the expected timeline; disruptions relating to the ongoing conflict between Russia and Ukraine and the conflict in Israel and surrounding areas; continued price and margin erosion in the microwave transmission industry; the impact of the volume, timing, and customer, product, and geographic mix of our product orders; our ability to meet financial covenant requirements; the timing of our receipt of payment; our ability to meet product development dates or anticipated cost reductions of products; our suppliers' inability to perform and deliver on time, component shortages, or other supply chain constraints; the effects of inflation; customer acceptance of new products; the ability of our subcontractors to timely perform; weakness in the global economy affecting customer spending; retention of our key personnel; our ability to manage and maintain key customer relationships; uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation; our failure to protect our intellectual property rights or defend against intellectual property infringement claims; the results of our restructuring efforts; the effects of currency and interest rate risks; the ability to preserve and use our net operating loss carryforwards; the effects of current and future government regulations; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business; the conduct of unethical business practices in developing countries; the impact of political turmoil in countries where we have significant business; our ability to realize the anticipated benefits of any proposed or recent acquisitions; the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; our ability to implement our stock repurchase program or that it will enhance long-term stockholder value; and the impact of adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions. For more information regarding the risks and uncertainties for Aviat's business, see "Risk Factors" in Aviat's Form 10-K for the fiscal year ended June 27, 2025 filed with the U.S. Securities and Exchange Commission ("SEC") on September 10, 2025, as well as other reports filed by Aviat with the SEC from time to time. Aviat undertakes no obligation to update publicly any forward- looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future. Forward-Looking Statements AVIAT NETWORKS

Company Overview

Aviat Networks is the leading wireless transport and access solutions provider

End-to-End Portfolio


LTE
AviatCloud
Wireless Transport
Access
Routers
Software
Services

NASDAQ Listed: AVNW

Headquartered in Austin, TX

3,000+ Customers Worldwide

Global Manufacturing Capabilities

Leading Technologies – 200+ Patents

Revenue Summary

LTM Revenue: $453 Million


Revenue by Market
Mobile Networks 41%
Private Networks 59%
Revenue by Region
LATAM & APAC 33%
North America 48%
Europe 7%
MEA 11%

Points of Excellence

Lowest Total Cost of Ownership	Mission Critical Solutions Leader
Unrivaled Microwave Expertise	Innovative Products and Services

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Over 75 Years of Expertise

1944
Aviat Networks can trace its wireless beginnings back to Lenkurt Electric

2007
Harris Stratex Networks forms as the result of the merger between Harris MCD and Stratex Networks

2010
Harris Stratex rebrands as Aviat Networks

2020
New management leadership brings the company renewed customer focus and disciplined operating model

2022
Aviat Networks completes the acquisition of Redline Communications, adding access solutions to its portfolio

2023
Aviat Networks completes the acquisition of the NEC microwave business (Pasolink)

2024
Aviat Networks completes the acquisition of 4RF, adding industrial SCADA and cellular router offerings to its access portfolio

A Long History of Wireless Leadership Invigorated by New Leadership and Consistent Execution

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AVIAT NETWORKS Investment Opportunity 5 Global Investment in Mission Critical, 5G, and Rural Broadband Networks Underpin Strong and Growing Demand Environment $11 billion TAM serving private networks, mobile service providers, and rural broadband network operators around the world End-to-end portfolio including mission-critical access products and routers, best-in-class microwave radios, and innovative software solutions Relied on by customers globally to help design, plan, install, test, and operate their communication networks Consistent topline growth and profitability; 12% revenue CAGR since calendar 2019 Aviat Operating Model drives continuous improvement, operating leverage, and successful acquisitions Attractive Global Markets Unique Product Offering Leading Expertise Strong Financials & Balance Sheet Disciplined Business Operator

Why Aviat Wins

	Aviat's Competitive Advantage	vs. Microwave Specialists	vs. Wireless Generalists
Products	✓ Modular radio platform ✓ End-to-end offering of radios, multi-band, routers, access ✓ Better RF performance	• Highly leveraged in chipsets • Difficult to create new product variants quickly • Unable to invest in routing and other products	• Microwave not focus • Less responsive and agile to bringing radio solutions to market
Software & Services	✓ Turnkey services portfolio (design, planning, install) ✓ Software innovations to ease network operations and total cost of ownership (AviatCloud, Assurance software)	• Product focus and lack of software investment • Lack of experience and services make competing in private networks difficult	• Lack focus on dedicated software solutions for transport networks
Supply Chain	✓ Core competence – fast deliveries and disruptive go-to-market like the Aviat Store	• Lack modularity limits supply chain flexibility • Unable to create new business models or react to Aviat innovations	• Microwave supply chain not a priority vs. RAN • Cannot react to Aviat innovations

Aviat Provides More Innovation and Better Value Than Our Competitors

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Wireless Transport and Access Markets Overview



WIRELESS TRANSPORT
Core Markets
UTILITY
INDUSTRIAL
STATE & LOCAL GOV'T
WISP
PUBLIC SAFETY
4G/5G MOBILE
WIRELESS ACCESS
Growth Markets
INDUSTRIAL LICENSED/ UNLICENSED PTP/PTMP
INDUSTRIAL LICENSED PRIVATE LTE/5G
Aviat
Differentiation
Best in Class
Wireless Transport Products
Unique
Software and Services
Disruptive
Supply Chain and Ecommerce
AVIAT EQUIPMENT
MICROWAVE
RADIO ACCESS / CELLULAR
FIBER

Other applications » OIL/GAS/ OFFSHORE | MINING | TRANSPORTATION | SCHOOL/ ENTERPRISE | ISP/WISP | HIGH FREQUENCY TRADING

Aviat Differentiation Aligned with Private Networks, 5G and Rural Broadband

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Aviat Product Portfolio

Aviat Design | Aviat Store | myOrders | AviatCloud | Aviat Care | myNetwork | Aviat Educate

Health Assurance (HAS)
Detailed reports on network issues
Reduces downtime

ProVision Plus Network/Element Management
Simplifies network management
Easy trouble shooting with multi-layer visualization

Frequency Assurance (FAS)
Monitors and reports Interference
Protects against WiFi-6E

Split-Mount Systems
iPasolink VR

- 6 to 38GHz freq. band
- Sub-band free ODU options
- Modular and scalable indoor units
- Standard and High-Power Outdoor Units
- No single point of failure options

Markets: Mobile Service Providers, Utilities, Public Safety, Oil & Gas, Mining, Transportation


IAG3
IAP3
VR2
VR4
VR10

All-Outdoor Systems
WTM 4000, EX/A, EX/AD

- Single, Dual Channel or Multi-Band
- Full IP/ MPLS Capabilities
- Unique Multi-Band extended distance and vendor agnostic options
- 25GbE connectivity

Markets: Mobile Service Providers, WISPs, Utilities, Public Safety, Oil & Gas, Mining, Transportation


Microwave
WTM 4000
iX/A
E-Band
WTM 4800
EX/A, EX/AD
Multi-Band
MB-1
MB-XD, MB-VA

Private LTE/5G
RDL 6000, Aprisa LTE/5G, Aviat Core

- Base station, LTE/5G routers and EPC Core
- Power of a Macro in Small Cell footprint
- Lower power consumption
- Scalable EPC
- Ruggedized, secure cellular routers

Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation


RDL6000
Aprisa LTE
Aviat Core LTE/5G EPC

Trunking Systems
STR 4500, OBC2, 7000iP TRP

- Split Mount, All-Indoor, and All-Outdoor Trunking Systems
- Up to 20 channels with diversity
- 10Gbps connectivity
- Flexible aggregation options

Markets: Mobile Service Providers, Utilities, Public Safety, Oil & Gas, Mining, Transportation


OBC2
STR 4500
7000iP TRP

Indoor Radio
IRU600, TRP, Eclipse

- Ultra-High Tx Power, +37dBm
- Compact/expandable antenna branching
- Tough, Durable and Dependable
- Comprehensive native TDM features
- Strong Security (FIPS)

Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation


IRU 600 EHP/UHP
Eclipse

Industrial Access
Narrowband PTP, PTMP and Nomadic Solutions

- PTP, PTMP licensed and unlicensed
- UHF, VHF, 220MHz - 5.8GHz
- Hardened and secure
- Innovative nomadic, self align offering
- ATEX/Hazloc

Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation


RDL3000
RAS Elite/Extend/LVF
Aprisa XE, SRi, SR+

Microwave Routers
CTR8000 Series


CTR 8780
CTR 8540

Markets: Mobile Service Providers, WISPs, Utilities, Public Safety, Oil & Gas, Mining, Transportation

Wireless Transport

Wireless Access

Portfolio Focused on Lowering Total Cost of Ownership

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Aviat's Multi-Dwelling Unit (MDU) Opportunity

- Utilization of high-capacity millimeter-wave 28 and 39 GHz spectrum to deliver multi-Gigabit 5G-based services to MDUs
- Fast and cost-effective alternative to fiber over distances of 5 miles and more with fiber-like performance, with no impact to existing mobile network services
- Multi-User MIMO and Hybrid Massive Beamforming supports aggregate capacities of over 22 Gbps from a single base station
- Aviat will provide product (hardware and software) solutions along with a comprehensive set of design, planning, deployment and support services via Aviat's extensive presence in North America



First MDU Orders Received … to be Deployed for Paying Subscribers

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Aviat's Compelling Cellular Router Solution for Public Safety, Industrial Vehicles

- LTE 5G Cellular Routers represent a market of $1.6B, growing at 12% CAGR
  - The largest portion of this market is the mobility (vehicle) segment
  - This is a new segment for Aviat which was not previously addressable

- Key elements of the Aviat Value Proposition include:
  - Comprehensive LTE/5G router portfolio, including unique VRF Protect capability for enhanced security
  - Flexible software designed for mobility, deployed in cloud or on premise
  - Commercial models to fit state/local government and utilities
  - Strong sales channel into private networks
  - Local USA support and manufacturing



Aviat Design
Aviat Store
myOrders
AviatCloud
Aviat Care
myNetwork
Aviat Educate
Aviat ProVision+
On-Premises or Cloud
Dispatch
5G
4G
VEHICLE - AREA - NETWORK
WIFI
Wi-Fi Bubble
Radio Management
Printer
Tablet
Mobile Data Terminal (MDT)
On-Board Diagnostics
Aprisa LTE 5G
License Plate Reader
Body, Dash and Occupant Cameras
Network Video Recorder
Location
POLICE
FIRSTNET. Built with AT&T
TRUSTED
PROUDLY MANUFACTURED
IN THE USA

Compelling New Growth Opportunity for Aviat;
Aviat Has a Strong Economic Value Proposition for our Customers

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AVIAT NETWORKS How Aviat Lowers Total Cost of Ownership 11 1. Reduced Tower Footprint What: Lower power consumption, faster installation, smaller antennas, reduced tower loading, lower lease costs How: Fewer boxes, high system gain, Multi-Band 2. Capacity Scalability What: Less congestion, fewer truck rolls, less hardware How: Multi-Band, A2C+, on-demand capacity upgrades 3. Integrated Routing What: Reduced or zero indoor footprint, fewer boxes, simplified operations, lower power consumption How: All-Outdoor at the edge, CTR/WTM integrated IP/MPLS 4. Spectrum Fee Savings What: Reduced recurring spectrum fees How: Moving capacity from Microwave to E-Band and Multi-Band 5. Higher Network Reliability What: Better performance, increased resilience, fewer outages, faster fault-finding/restoration, lower OPEX How: High MTBF, High Availability Routing, Aviat Assurance Software (HAS, FAS) 6. Simplified Logistics What: Easy online design and ordering, fast delivery, Reduced inventory and warehouse costs How: Aviat Design, Aviat Store, regional stock, on- demand capacity and license upgrades

AVIAT NETWORKS Microwave is a Crucial Backhaul Technology 12 Microwave Fiber Speed to Deploy  High Reliability  Low Latency  Terrain Flexibility  Capacity  Cost Per Link Per Foot Microwave / Millimeter Wave Fiber Satellite Copper Microwave Backhaul is Essential in Communication Networks Globally Wireless transport accounts for 60% of cellular transport links Source: Dell ‘Oro; Excludes North East Asia Microwave is ideally suited for mission- critical private networks, rural broadband, and challenging deployment environments Service providers rely on microwave in their networks to provide cost-effective and reliable bandwidth

Aviat's Market Opportunities

Private Networks

- Upgrade cycle in public safety, utilities and other private networks driven by increasing bandwidth needs
- Private LTE / 5G market to be $8B by 2027
- Aviat's end-to-end product and services allow for increasing share of wallet capture and competitive advantage

Mobile Networks & 5G

- Early stages of global 5G upgrade cycle; mobile network data traffic expected to grow at 26% CAGR through 2028
- Wireless transport makes up 60% of cellular transport links
- Microwave radio market for global 5G transport market expect to grow at a 16% CAGR through CY2028

Rural Broadband

- Over $70 billion in U.S. government funding programs to build out rural broadband networks
- Microwave is a compelling solution for operators to lower total cost of ownership and increase speed to deploy
- Aviat's unique e-commerce platform allows for direct to network operator channel

Aviat Networks is Capturing Additional Market Share Because of Its Innovative Portfolio and Focus on Lowest Total Cost of Ownership

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Private Network Summary

Growth Drivers

- Growth in Private LTE and Industrial IoT driven by video and modern applications
- States and municipalities upgrading their public safety communications
  - State and local budgets remain healthy; growing public safety funding
- American Rescue Plan Act (ARPA) funding of $350 billion for U.S. States' water, sewer, public safety, and broadband infrastructure
- Vendor outsourcing and declining microwave expertise creates share of wallet opportunities

Segments Addressed

Public Safety and Security



Oil & Gas

Water

Electric Utilities



National / Regional Government

Enterprise



Aviat's Leadership

- Mission critical product differentiation
  - Highest powered radios
  - Ruggedized access products & cellular router
  - IP/MPLS integration
  - Software innovations to simply network management (PV+, HAS, FAS)
- Strong state relationships and global partners
- Differentiated services offerings
  - Network design and testing
  - Install
  - Support
  - Managed services (incl. NOC)

Aviat Offers a Compelling Value Proposition to Private Network Operators

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AVIAT NETWORKS Mobile Networks & 5G Market Summary 15 • Mobile service provider market driven by increasing bandwidth demand in 4G and 5G networks – Data from global networks is anticipated to grow rapidly (26% CAGR) through 2028, driven by 5G adoption and expanding 4G networks • Aviat’s product portfolio enables operators to increase their network capacity while lowering total cost of ownership (TCO) – Single-box multi-band lowers tower leasing costs while increase capacity – Vendor-agnostic multi-band allows operators to utilize existing radios and layer on Aviat’s solution, lowering the barrier to entry for Aviat into a network – Multi-band XD enables longer distances between links which helps to minimize total network capex – Highest capacity radio available on the market (20 Gbps) • Aviat’s multi-band is up to $10,000/link lower TCO vs competitive multi-band offerings – Superior solution → Less hardware → Lowest TCO CY24 CY25 CY26 CY27 CY28 Demand for Wireless Transport Driven by Increasing Data Consumption Global 5G Wireless Transport Market Source: Dell ‘Oro 0 100 200 300 400 500 2022 2023 2024 2025 2026 2027 2028 E B p e r m o n th FWA 5G 2G/3G/4G $2.1B Market Global Mobile Network Data Traffic Source: Ericsson Mobility Report

Rural Broadband Summary

Aviat E-Commerce Platform Leads Rural Broadband

Aviat is uniquely suited to serve WISPs through its Aviat Store and AviatCloud applications like Design (network planning and product recommendation) and automated radio and license applications



Aviat Networks ~35%

Source: PCN data from Comsearch

Leading wireless transport share of demand for North American ISPs

Wireless Transport is the Solution

Wireless transport is ideal for rural communities and is lower cost, more reliable, and faster to deploy than fiber

Growing number of Fixed Wireless Access (FWA) deployments favors wireless backhaul

Estimate the USA rural broadband segment to be a ~$420M TAM

Over $70B in Available Funding

$1.5 Billion	CAF II
$20 Billion	Rural Digital Opportunity Fund (RDOF)
$9 Billion	5G Fund for Rural America
$42.5 Billion	Broadband Equity, Access, and Deployment (BEAD) Program
$635 Million	USDA Reconnect Program

Large Investments in Broadband Infrastructure Creates Opportunities for Wireless Transport

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Aviat Operating Model Framework

Excellence in

	Customer Focus	Innovation	Talent	Supply Chain
Our Actions	**We listen** during the commercial and sales process to understand our customers' needs and use our combined talents, skill and capabilities to create solutions that exceed expectations.	**We deliver** innovative, high-quality solutions that meet key customer segment needs. Voice of customer informs investment decisions. Release to market within budget, timeframe and scope.	**We drive** a performance culture and invest in our talent management programs to support evolving strategic business needs and implement organizational structures to facilitate results.	**We achieve** a competitive advantage by delivering quality products with best-in-class lead-times.
Our Processes	• Standard global VOC process • Sales Goal planning • eCommerce platform • AviatCare customer service and support	• Aviat Operating System for software • New Product Introduction (NPI) process • Portfolio management • Agile development methodology	• Performance Management Process • Career Framework • Talent Management Review • Employee Ownership Program	• S&OP Planning • Next day delivery e-commerce • Order to Cash process • Strategic sourcing to meet customer objectives globally

Continuous Improvement | We Strive Everyday…

To improve, innovate and drive cost efficiency to achieve higher performance and to promote our continuous improvement culture

Aviat Operating Model Supports Growth-Centric Culture by Leveraging Continuous Improvement and Driving Competitive Excellence

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First Quarter Fiscal 2026 Financial Highlights and Historical Performance

AVIAT NETWORKS ($7.7) $9.1 (8.7%) 8.5% (30.0%) (25.0%) (20.0%) (15.0%) (10.0%) (5.0%) – 5.0% 10.0% 15.0% 20.0% ($12.0) ($7.0) ($2.0) $3.0 $8.0 Q1 FY2025 Q1 FY2026 $88.4 $107.3 23.2% 33.8% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $30.0 $50.0 $70.0 $90.0 $110.0 $130.0 Q1 FY2025 Q1 FY2026 First Quarter Fiscal 2026 Highlights 19 • Revenue of $107.3 million, up 21.4% compared to the same period last year – TTM revenue of $453.5M, up 10.7% versus year-ago period • GAAP gross margin of 33.2%; Non-GAAP gross margin of 33.8% • GAAP operating income of $5.2 million; Non-GAAP operating income of $7.9 million • Adjusted EBITDA of $9.1 million • GAAP earnings per share of $0.01; Non-GAAP earnings per share of $0.43 Focused on Increasing Revenue, Capturing Aviat’s Differentiation and Driving Costs Out Revenue & Non-GAAP Gross Margin Adjusted EBITDA & Adj. EBITDA Margin $ in millions $ in millions Fiscal 2026 Guidance: • Revenue: $440.0 to $460.0 million • Adjusted EBITDA: $45.0 to $55.0 million

AVIAT NETWORKS First Quarter Fiscal 2026 Balance Sheet Highlights 20 • Cash and marketable securities of $64.8 million • Total debt outstanding of $106.5 million – Net debt of $41.7 million Net Debt Position of Approximately 0.8x TTM Adj. EBITDA Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 Actual Actual Actual Actual Actual Actual Cash Equivalents and Marketable Securities $64.6 $51.0 $52.6 $49.4 $59.7 $64.8 Third-Party Debt ($48.4) ($83.4) ($74.9) ($73.9) ($87.6) ($106.5) Net Cash and Marketable Securities $16.3 ($32.3) ($22.3) ($24.5) ($27.9) ($41.7) Accounts Receivable $158.0 $169.0 $166.7 $178.0 $180.3 $180.5 Unbilled Receivables $90.5 $94.7 $93.9 $101.4 $105.9 $110.7 Advance Payments and Unearned Revenue ($66.3) ($86.9) ($79.4) ($93.3) ($81.8) ($82.2) DSO’s 115 168 129 139 141 153 DSO’s net of Unbilled/Unearned 133 185 138 148 154 175 Accounts Payable ($92.9) ($104.9) ($124.1) ($137.7) ($148.1) ($142.4) DPO’s 95 131 135 162 171 184 Inventory $62.3 $79.6 $76.5 $93.2 $84.0 $84.0 Turns 5.0 3.9 4.0 3.5 3.4 3.4 Asset / (Liability) ($’s in millions, except for DSO, DPO and Turns)

Cash Benefit of Historical Net Operating Losses (NOLs)



Total NOLs (M)
Intl., $205
US, $257



Deferred Tax Asset on AVNW Balance Sheet
$91
$94
$92
$88
$88
Q1 FY25
Q2 FY25
Q3 FY25
Q4 FY25
Q1 FY26

- Over $460 million of gross NOLs
- NOL's reduce Aviat's statutory federal and state blended tax rate of ~25% to an effective cash tax rate of ~5%

- Improved financial performance and outlook for Aviat resulted in a full release of the valuation allowance against U.S. NOLs in Q3 of fiscal 2021
  - A one-time benefit of $92 million was recognized in Net Income and Deferred Tax Assets

Cash Tax Savings Will Continue for the Foreseeable Future at Levels Commensurate with our Earnings Before Tax Performance

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GAAP to Non-GAAP Reconciliation

Fiscal Year 2026 First Quarter Summary

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES [(1)]

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended			
	26-Sep-25	% of Revenue	27-Sep-24	% of Revenue
	(In thousands, except percentages and per share amounts)			
GAAP gross margin	$35,663	33.2%	$19,788	22.4%
Share-based compensation	33		104	
Merger and acquisition and other expenses	590		608	
Non-GAAP gross margin	36,286	33.8%	20,500	23.2%
GAAP research and development expenses	$7,098	6.6%	$10,408	11.8%
Share-based compensation	(71)		(143)	
Non-GAAP research and development expenses	7,027	6.5%	10,265	11.6%
GAAP selling and administrative expenses	$23,376	21.8%	$24,948	28.2%
Share-based compensation	(1,451)		(1,417)	
Merger and acquisition and other expenses	(596)		(3,781)	
Non-GAAP selling and administrative expenses	21,329	19.9%	19,750	22.3%
GAAP operating expense	$30,474	28.4%	$35,356	40.0%
Share-based compensation	(1,522)		(1,560)	
Merger and acquisition and other expenses	(596)		(3,781)	
Non-GAAP operating expense	28,356	26.4%	30,015	33.9%
GAAP operating income (loss)	$5,189	4.8%	($15,568)	(17.6%)
Share-based compensation	1,555		1,664	
Merger and acquisition and other expenses	1,186		4,389	
Non-GAAP operating income (loss)	7,930	7.4%	(9,515)	(10.8%)
GAAP income tax provision (benefit)	$2,342	2.2%	($5,514)	(6.2%)
Adjustment to reflect pro forma tax rate	(1,642)		6,014	
Non-GAAP income tax provision	700	0.7%	500	0.6%

	Three Months Ended			
	26-Sep-25	% of Revenue	27-Sep-24	% of Revenue
	(In thousands, except percentages and per share amounts)			
GAAP net income (loss)	$162	0.2%	($11,879)	(13.4%)
Share-based compensation	1,555		1,664	
Merger and acquisition and other expenses	1,186		4,389	
Other expense, net	973		710	
Adjustment to reflect pro forma tax rate	1,642		(6,014)	
Non-GAAP net income (loss)	$5,518	5.1%	($11,130)	(12.6%)
Diluted net income (loss) per share:				
GAAP	$0.01		($0.94)	
Non-GAAP	$0.43		($0.87)	
Shares used in computing diluted net income (loss) per share				
GAAP	12,976		12,646	
Non-GAAP	12,976		12,804	
Adjusted EBITDA:				
GAAP net income (loss)	$162	0.2%	($11,879)	(13.4%)
Depreciation and amortization of property, plant and equipment and intangible assets	1,182		1,830	
Interest expense, net	1,712		1,115	
Other expense, net	973		710	
Share-based compensation	1,555		1,664	
Merger and acquisition and other expenses	1,186		4,389	
Provision for (benefit from) for income taxes	2,342		(5,514)	
Adjusted EBITDA	$9,112	8.5%	($7,685)	(8.7%)

(1) The adjustments above reconcile our GAAP financial results to the non-GAAP financial measures used by us. Our non-GAAP net income excluded share-based compensation, and other non-recurring charges (recovery). Adjusted EBITDA was determined by excluding depreciation and amortization on property, plant and equipment, interest, provision for or benefit from income taxes, and non-GAAP pre-tax adjustments, as set forth above, from GAAP net income. We believe that the presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, our GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.

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W W W . AV I AT N E T W O R K S . C O M